                                                                    EXHIBIT 21.1

                EXTENDICARE HEALTH SERVICES, INC. & SUBSIDIARIES



ADULT SERVICES UNLIMITED, INC
ALACHUA COUNTY HEALTH CARE, LLC
ALPINE HEALTH & REHABILITATION CENTER, LLC
ARBORS AT BAYONET POINT, LLC
ARBORS AT FT. WAYNE, INC
ARBORS AT TAMPA, LLC
ARBORS AT TOLEDO, INC
ARBORS EAST, INC
BLANCHESTER CARE, LLC
CANTON CARE, LLC
CITRUS COUNTY HEALTH CARE, LLC
COLONIAL CARE, LLC
COLUMBUS HEALTH CARE, LLC
CONCORDIA MANOR, LLC
COVENTRY CARE HOLDINGS, INC
COVENTRY CARE
CSI SOFTWARE, INC
DAYTON CARE, LLC
DELAWARE CARE, LLC
EDGEWOOD CARE, LP
EDGEWOOD NURSING CENTER, INC
ELDERCREST CARE, LP
ELDER CREST, INC.
EXTENDICARE GREAT TRAIL, INC
EXTENDICARE HEALTH FACILITY HOLDINGS, INC
EXTENDICARE HEALTH FACILITIES, INC.
EXTENDICARE HEALTH SERVICES, INC
EXTENDICARE HOMES, INC.

EXTENDICARE HOMES OF WISCONSIN, LLC
EXTENDICARE OF INDIANA, INC.
FAIRLAWN CARE, LLC
FIR LANE TERRACE CONVALESCENT CENTER, INC
FIRST COAST HEALTH & REHAB CENTER, LLC
GALLIPOLIS CARE, LLC
GREENBRIAR CARE, LLC
GREENBROOK CARE, LLC
HAVEN CARE, LP
HAVEN CREST, INC
HEALTH POCONOS, INC
HERITAGE CARE, LLC
HILLIARD CARE, LLC
JACKSON HEIGHTS REHABILITATION CENTER, LLC
JACKSONVILLE CARE, LLC
KAUFMAN STREET, WV, LLC
KISSIMMEE CARE, LLC
LADY LAKE CARE, LLC
LONDON CARE, LLC
MARIETTA CARE, LLC
MARSHALL PROPERTIES, INC
MEADOW CARE, LP
MEADOW CREST, INC
NEW CASTLE CARE, LLC
NEW HORIZON CARE, LLC
NORTHERN HEALTH FACILITIES, INC.
NORTH REHABILITATION CARE, LLC
OAK HILL CARE, LP
OAK HILL HOME OF REST & CARE, INC
THE OAKS RESIDENTIAL & REHAB CENTER, LLC
ORANGE PARK CARE, LLC
PALM COURT CARE, LLC
PORT CHARLOTTE CARE, LLC

THE PROGRESSIVE STEP CORPORATION
RICHEY MANOR, LLC
ROCKLEDGE CARE, LLC
SAFETY HARBOR CARE, LLC
SARASOTA CARE, LLC
SEMINOLE CARE, LLC
STONEBRIDGE CARE, LP
SOUTH HERITAGE HEALTH & REHAB CENTER, LLC
TOLEDO CARE, LLC
TREAURE ISLE CARE CENTER, LLC
UNION PRESCRIPTION CENTERS OF MICHIGAN
UNITED PROFESSIONAL COMPANIES, INC
UNITED PROFESSIONAL SERVICES, INC.
UNITED REHABILITATION SERVICES, INC.
WATERVILLE CARE, LLC
WEST JEFFERSON CARE, LLC
WINTER HAVEN CARE, LLC
WINTER HAVEN HEALTH & REHAB CENTER, LLC